MASTERS' SELECT FUNDS TRUST


                          SUPPLEMENT DATED MAY 5, 2000
         TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 20, 2000

The following supplements the section "GENERAL INFORMATION" on page 29 of the Statement of Additional Information:

McGladrey & Pullen, LLP is replaced by PricewaterhouseCoopers LLP as the Trust's independent accountants.